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[LOGO]

Novartis Merger:

Presentation to Stockholders

March 2006

Agenda

1.                   Chiron’s Perspective on the Transaction

2.                   Questions & Answers

3.                   Session with Chiron Directors*

*  “Directors” throughout this presentation refers to the Non-Novartis Directors.  See Annex A for biographical material on the Directors.

[LOGO]

Fair Price and Better Than Status Quo

•                  Novartis has had the right to acquire Chiron since 1994

•                  Appropriate time

•                  11 month process to allow time to address business challenges

•                  No significant near-term milestones to drive value

•                  Fair price:  Determined by Directors following careful consideration of opportunities and risks

•                  BioPharma - tifacogin significant opportunity but high risk; molecular oncology promising but very early

•                  Vaccines - substantial opportunity but ongoing challenges and intensified competition

•                  Blood Testing - strong commercial capabilities but key patents expiring and no proven development or manufacturing capabilities

•                  Royalties - significant to earnings but expected to decline as key patents expire

•                  Better than status quo:  significant downside risk in absence of Novartis deal

•                  Valuation of management’s long range plan shows significant risk of lower value

•                  Continued operational challenges and execution risks

•                  Potentially protracted uncertainty may impact operations (including ability to hire and retain key personnel) and share price

Novartis Has the Right to Acquire Chiron

•                  Under the 1994 Agreements, Novartis has the right to acquire Chiron in accordance with a specified process

•                  Directors leveraged Chiron’s rights under Governance Agreement to achieve optimal outcome for Chiron stockholders

Governance Agreement enabled Directors to optimize outcome

Appropriate time

Better than status quo

Fair price

11-Month Process Allowed Chiron to Address Business Challenges

•                  The Directors conducted discussions with Novartis at a deliberate pace

•                  11 months elapsed from first discussions to definitive merger agreement

•                  During this period, Chiron achieved several significant milestones:

•                  Re-entry to U.S. flu market

•                  Completion of Phase 3 trial in EU for flu cell culture

•                  Initiation of Phase 1 / Phase 2 trial in U.S. for flu cell culture

•                  Positive data on MF59 adjuvant with potential pandemic strain

•                  Steady progress on patient enrollment in tifacogin trial

•                  Initiation of Phase 3 trial for TIP

•                  Initiation of Phase 1 trials for CHIR-258 and CHIR-12.12

•                  Geographic expansion and ex-U.S. Procleix Ultrio Assay penetration

•                  These achievements were expected and well communicated to investors and marketplace

Directors managed process to increase value

No Compelling Reason to Further Extend Discussions

•                  No significant value-enhancing milestones in the near term beyond those considered

•                  While Chiron successfully addressed many critical challenges, significant issues still lie ahead, including:

•                  Flu vaccine manufacturing challenges, including regulatory agencies interactions relating to Fluvirin and Begrivac, and increased competition

•                  Heavy dependence of BioPharma business on tifacogin

•                  Risks intrinsic to drug development and regulatory approval (e.g. Pulminiq “approvable” letter)

•                  Slower growth and regulatory delay in Blood Testing business (Procleix Ultrio and Procleix Tigris)

•                  Ongoing litigation relating to Fluvirin

•                  Managerial and operational challenges of running complex, global business

•                  Risk of Novartis invoking arbitration process, with unpredictable results

Discussions with Novartis concluded at appropriate time for Chiron

Appropriate time

Better than status quo

Fair price

Better Than Status Quo:  Significant Downside Risk If No Novartis Deal

•                  Valuation of long range plan shows significant risk of lower value

•                  Prepared by management and thoroughly reviewed by Directors

•                  No milestones have been achieved since the date of the transaction that are not captured in the long range plan and reflected in the valuation

•                  Continued operational challenges and execution risks

•                  Earnings misses

•                  MMR recall and withdrawal

•                  Potentially protracted uncertainty may impact operations (including ability to hire and retain key personnel) and share price

•                  Novartis veto power over certain strategic transactions, publicly stated intention not to sell its 44% stake, and right to initiate new buy-out proposal at any time

Appropriate time

Better than status quo

Fair price

•                  Determined by Directors with significant industry and financial expertise following careful consideration of opportunities and risks

BioPharma Business is Challenging for Chiron

•                  Scale of business: high levels of R&D spend relative to current sales

•                  And current R&D spend is only a fraction of what will be required to advance promising early stage programs

•                  Need to make significant investments in manufacturing and commercial capabilities pre-launch

•                  Mixed record of internal product development – most existing products have been obtained via acquisition or licensing, including Betaseron, Proleukin, TOBI, and Cubicin

•                  Certain current products are under competitive pressure or subject to near-term patent expiration – Proleukin, Betaseron

•                  The molecular oncology program, while showing initial promise, is very early in development

•                  Tifacogin is potentially a substantial opportunity but entails significant risk

Future growth and profitability of BioPharma is heavily dependent on tifacogin, which remains a high-risk program

BioPharma Business Is Heavily Dependent on Tifacogin

Tifacogin Revenue Share

[CHART]

Source: Chiron Management Projections

Business Considerations – BioPharma

	Opportunities	Risks

Tifacogin	• Large market opportunity and profitability potential

•                  Clinical trial results subject to substantial uncertainty

•                  Commercialization not expected until 2008 or beyond and will require a partner to realize full potential (share profitability)

•                  Scale and timing to commercial manufacturing and potential capacity constraints

Molecular Oncology Program	• Traction in small molecule research efforts and XOMA collaboration • Innovative development approach (molecular oncology / translational medicine)	• Very early stages of development • Ability to resource development programs adequately, will need to partner • Long timeline to commercialization • Highly competitive field

TIP	• Expansion of TOBI franchise • Potential improvement in patient compliance	• Limited incremental growth potential above TOBI • Scale up to commercial manufacturing

Existing Products	• Established market presence • Divestiture of legacy product lines could provide cash for additional investment	• Proleukin - rapidly losing market share • Betaseron - significant competition and patent expiration in 2007/2008

Vaccines Represents Substantial Opportunity But Has Risks

•                  Traditional egg-based influenza vaccines, including Fluvirin vaccine and Begrivac vaccine, have fueled Chiron’s vaccines growth

•                  While remediation efforts to date have been successful, financial and reputational costs to Chiron are substantial

•                  GMP compliance will require continuous improvement to meet ever higher regulatory standards over time

•                  Chiron’s competitive position in influenza market has declined with new market entrants, including GSK and CSL

•                  Flu cell culture conversion, which is a significant opportunity for Vaccines segment, faces developmental, regulatory, and manufacturing hurdles

•                  Pandemic flu is an important strategic opportunity, although incremental commercial value is uncertain and technical challenges must be overcome

•                  Meningitis B program is promising and proprietary, but development, manufacturing, and commercial risks remain; MenACWY will be second to market

Vaccines business remains an attractive opportunity but key products and programs face intensifying competition and on-going challenges

Competition in the Flu Vaccines Market Is Growing

Projected U.S. Market Share of Main Vaccine Companies

[CHART]

Source: Chiron Internal Marketing Projections

Pandemic Influenza Vaccine Strategy Presents Challenges

PRIOR TO A PANDEMIC

•                  Until there is an actual pandemic, opportunity may be limited to government stockpiling (manufacturing between seasonal campaigns) and government funding of R&D

•                  Commercial potential for stockpiling is unclear

•                  So far, limited demand…government tenders have been small

•                  Larger demand would require additional capacity

•                  Narrow window between seasonal campaigns heightens capacity constraints

•                  Each country has different specifications

•                  Government pressure on pricing

•                  Competition is intensifying

•                  GSK, MedImmune and Sanofi-Pasteur have initiated or plan to initiate development

Pandemic Influenza Vaccine Strategy Presents Challenges

DURING A PANDEMIC

•                  An actual pandemic may lead to year-round production of pandemic strain in lieu of seasonal campaigns for a brief period

•                  Proprietary adjuvant MF59 may reduce antigen requirements and increase supplies

•                  Government pressure on pricing may lead to lower margins

•                  But in order to produce a commercial pandemic vaccine, technical obstacles must first be addressed…

•                  Pandemic vaccine may require higher number of doses than seasonal vaccine

•                  Adjuvants may be required to improve immunogenicity

•                  Manufacturing yields expected to be relatively low

•                  Unclear that these technical obstacles will be resolved before pandemic arrives

•                  …and the regulatory pathway is still not clear

•                  No currently approved pandemic vaccines

•                  FDA and EMEA may have different requirements

•                  FDA has not approved any adjuvant other than alum

•                  Flu cell culture production, which is not reliant on egg supply, may afford an advantage

•                  Significant capital investment is required (U.S.: $350-$400MM, EU: $80-$100MM)

Business Considerations – Vaccines

	Opportunities	Risks

Flu	• Regained Liverpool license and delivered product for 2005-2006 season • Strong terms and relationships with distributors	• Continued Liverpool manufacturing issues • Begrivac must be re-launched • Competitors entering market increasing supply

Flu Cell Culture	• Production not reliant on egg supply • Pricing opportunity	• Regulatory approvals • Capacity limitations • Competition from increasing egg-based supply

Pandemic	• Egg-based capacity may be utilized between annual campaigns for government stockpiling • MF59 may reduce antigen requirements • Increased sales in pandemic years

•                  Government stockpiling: differing strains, specifications, timing, frequency, pricing, capacity limitations

•                  MF59: capacity constraints, unclear regulatory approval path, especially FDA

•                  Technical and regulatory hurdles to get an approved pandemic vaccine, pressure on pricing

Meningitis	• Novel technology for MenB vaccine - major unmet medical need • MenACWY infant data promising	• MenB very early • MenACWY competition (Sanofi-Aventis already on market) • Manufacturing facility for MenB and MenACWY requires new FDA approval

Blood Testing Business is Strong But Has Limited Growth Potential

•                  Strong commercial capabilities and solid intellectual property

•                  Growth is slowing

•                  Key patents are facing expiration

•                  Chiron has no proven internal development or manufacturing capabilities for “next generation” platform

Business Considerations – Blood Testing

	Opportunities	Risks

General	• Strong commercial capabilities in well defined market segment • Geographic expansion	• Slower growth (limited donations, limited assays) • Uncertain adoption in developing countries • Upcoming expiration of key patents

Assays	• Procleix West Nile Virus (WNV) Assay • Procleix Ultrio Assay – U.S. • vCJD Assay	• WNV is U.S. only: no growth beyond move to commercial pricing • Ultrio regulatory delays • vCJD Assay in early stage

Procleix Tigris	• Fully-automated NAT platform	• Regulatory delay • Issues of reliability

Development	• Potential next-generation instrument combining NAT and immunoassay tests may afford protection post-patent expirations • Enzyme conversion to universal blood group 0 (“ECO”)	• Early stage; ability to internally develop or manufacture next gen. product unproven • ECO is unproven technology with uncertain regulatory pathway

Directors Managed Process to Achieve Fair Price

•                  Conducted by Directors with significant industry and financial expertise *

•                  Independent, top-tier financial and legal advisors

•                  Transaction timeline managed by Directors to achieve an optimal outcome

•                  Threat of invoking additional procedural rights provided for in Governance Agreement, such as arbitration and delay, resulted in fair price for stockholders

•                  Unanimous approval by Directors

* See Annex A

$45 Offer Represents Fair Value for Chiron Stockholders

•                  In assessing the transaction, Directors carefully considered the business risks and opportunities described above

•                  The Directors required and relied on certain analyses, and also obtained fairness opinions from two independent financial advisors, Credit Suisse and Morgan Stanley

•                  Industry-accepted methodologies and sensitivities to projected business performance

•                  Historical trading ranges

•                  Prior to initial offer, research analysts forward price targets of $32 -$42 per share

•                  Selected companies analysis

•                  Discounted cash flow analysis, consolidated and sum of the parts

•                  Various sensitivity analyses and additional data

•     $45 value is supported by and attractive relative to ranges implied by analysis and Chiron’s intrinsic value and reflects a significant portion of synergy value available to Novartis

•                  Value represents outcome of extensive negotiation and careful timing by Directors

$45 offer deemed by Directors to be fair and most attractive alternative available to Chiron

Fair Price and Better Than Status Quo

•                  Novartis has had the right to acquire Chiron since 1994

•                  Appropriate time

•                  11 month process to allow time to address business challenges

•                  No significant near-term milestones to drive value

•                  Fair price:  Determined by Directors following careful consideration of opportunities and risks

•                  BioPharma - heavily dependent on high risk tifacogin program

•                  Vaccines - substantial opportunity but ongoing challenges and intensified competition

•                  Blood Testing - strong commercial capabilities but key patents expiring and no proven development or manufacturing capabilities

•                  Royalties - significant to earnings but expected to decline as key patents expire

•                  Better than status quo

•                  Management’s long range plan would not produce higher value

•                  Continued operational challenges and execution risks

•                  Significant downside risk in absence of Novartis deal

•     Novartis veto power over certain strategic transactions, publicly stated intention not to sell its 44% stake, and right to initiate new buy-out proposal at any time

•     Potentially protracted uncertainty may impact operations (including ability to hire and retain key personnel) and share price

Annex A:  Independent Directors’ Biographies

Vaughn D. Bryson

Director since 1997; former President and CEO of Eli Lilly

Lewis W. Coleman

Director since 1991; former Chairman and CEO of Bank of America Securities

J. Richard Fredericks

Director since 2003; Chairman of Dionis Capital, a New York based-hedge fund focusing on the financial services industry

Howard H. Pien

Chairman and CEO Chiron; former President of Pharmaceuticals International at GSK

Denise O’ Leary

Director since 2002; former General Partner of Menlo Ventures, a private venture capital firm

Edward Penhoet, Ph.D.

Director since 1981; Co-Founder, Former President and CEO of Chiron

Peter J. Strijkert, M.D.

Director since 1987; Chairman of Crucell N.V., a biotechnology company focused on developing products that prevent and treat infectious diseases

[LOGO]

Novartis Merger:

Presentation to Stockholders

March 2006